INTERNATIONAL TELECOMMUNICATION SERVICES AGREEMENT

AN AGREEMENT made the 15th day of December, 1994 between Fonetel Global Communications AB, whose registered office is at Vastergatan 4, 21121 Malmo, SWEDEN of the one part and Telecom Finland Ltd., represented here by its department Telecom Finland International, whose registered address is at P.O. Box 140, Elimaenkatu 10, 00511 Helsinki, FINLAND of the other part.

WHEREAS the parties jointly desire to furnish telecommunication services between Sweden (as hereinafter defined) and Finland (as hereinafter defined).

NOW THEREFORE IT IS HEREBY AGREED as follows:

1.          Definitions
            -----------

     (a) In this Agreement, unless the context otherwise requires, the following terms shall have the following meanings:

        (i) "C.C.I.T.T." means the International Telegraph and Telephone Consultative Committee of the International
                 Telecommunications Union;

        (ii) "Operating Territory" in relation to Fonetel Global Communications AB means Sweden, and in relation to Telecom
                Finland International means Finland;

        (iii)   "ETSI" means the European Telecommunications Standards
                 Institute;

     (b) The expression "Fonetel" and "Telecom Finland International" refer to "Fonetel Global Communications AB and "Telecom Finland Ltd. respectively and shall include their respective successor and permitted assigns and their respective employees and agents.

     (c) The section headings in this Agreement are for ease of reference only and shall not be taken into account in the construction or interpretation of any provision to which they refer.

2.   Scope
     _____

     Subject to the terms and conditions contained herein each of the parties undertakes to establish and provide such telecommunication services between Sweden and Finland, as specified in Clause 4, and to use its reasonable endeavours to establish such telecommunication services on and with effect from 01.02.1995 or such other dates as may be agreed by the parties.

 3.    Duration
      ________

      (a) This Agreement shall come into force on the 15th day of December, 1994 and shall continue thereafter unless and until terminated by not less than 12 months' prior written notice given by either party to the other.

      (b) In respect of each of the telecommunication services referred to in Clause 4, this Agreement shall continue after the date of entry into force of the Agreement unless and until terminated by not less than 3 months' prior written notice given by either party to the other.


     (c) This Agreement shall however be subject to the provisions for earlier termination referred to in Clause 12.

4.   Telecommunication Services
     __________________________

     The telecommunication services to be established and provided, shall be agreed between the parties from time to time and the details thereof shall be set out in Annexes which shall be attached to this Agreement. If any contradiction exists between this main Agreement and its Annexes then this main Aqreement will prevail.

5.   Routing of Telecommunication Services and Provision of Facilities
     _________________________________________________________________

     (a) The routes to be used by each party to provide telecommunication services hereunder shall be such direct circuits as may be agreed between the parties from time to time and/or such switched circuits via countries other than Sweden and Finland or a combination thereof as the parties may from time to time deem expedient to maintain the provision of the telecommunication service in question.

     (b) Each party will be responsible for the provision and maintenance of, and payment for, the necessary interconnecting facilities in respect of its portion of the telecommunication services, referred to in Clause 4, located within its operating territory.

     (c) Each party shall be responsible for the establishment of and the payment for one-half of that portion of the telecommunication facilities necessary to provide the said circuits located outside the respective operating territories of the parties used in the provision of the telecommunication services referred to in Clause 4.

  (d) Each party shall notify the other as soon as practicable of any facility failure arising or likely to arise from a cause within its operating territory which is likely to result in a protracted interruption to the provision of any or all of the telecommunication services referred to in Clause 4.

6.   Language
     ________

     English shall be the language used by technical and operating personnel for the establishment and provision of telecommunciations services referred to in Clause 4.

7.   Technical Standards and Methods of Operation
     ____________________________________________

     (a) The technical standards and methods of operation to be applied and used by the parties in the provision of telecommunication services, referred to in Clause 4, shall be agreed by the parties from time to time. In the event of a failure to agree upon the technical standards to be applied the parties shall apply standards not inferior to the relevant recommendations of the C.C.I.T.T. and ETSI in force as of the date hereof until such time as agreement is reached by the parties.

     (b) The parties will adopt from time to time (as appropriate) written procedures and working standards to be implemented by them in respect of order handling, maintenance and other operational matters in respect of each of the telecommunication services referred to in Clause 4.

     (c) Insofar as is commercially feasible, the telecommunication services to be provided and which are referred to in Clause 4, will be carried on digital channels, which will conform to European standards, between Sweden and Finland.

8.   Sales Effort
     ____________

     Each party undertakes with the other party to promote on a non-exclusive basis the sale of each of the telecommunication services referred to in Clause 4, to the reasonable satisfaction of the other party.

9.   Liability
     _________

     Neither party shall be liable to the other for any loss or damage whether direct or indirect sustained by reason of any failure in or breakdown of the communication facilities associated with the circuits used in providing the telecommunication services under this Agreement or for any interruption of service, whatsoever shall be the cause of such failure, breakdown or interruption and however long it shall last.

10.  Authorisations
     ______________

     All undertakings and obligations assumed in this Agreement by either party are subject to the issuance and continuance of all necessary governmental licenses, waivers, consents, registrations, permissions and approvals.

11.  Force Majeure
     _____________

     No failure of omission by either party to carry out or observe any of the terms and conditions of this Agreement shall give rise to any claim against the party in question or be deemed a breach of this Agreement if such failure or omission arises from any cause beyond the control of that party.

12.  Termination
     ___________

     Notwithstanding anything to the contrary express or implied elsewhere herein either party (without prejudice to its other rights) may terminate this Agreement forthwith on notifying the other party to that effect by Notice in writing, in the event that the other party fails to make any payment due under this Agreement punctually by the due date, and fails to make such payment within 30 days of being advised, by the party giving notice of termination that such payment is due and has not been made.

 13. Assignment
     __________

     Neither party shall transfer or assign its rights or obligations under this Agreement without the prior written consent of the other party; provided however that either party may assign its rights and obligations under this Agreement to its subsidiaries, to its parent Company or subsidiaries of the parent with prior notification to the other party. No such assignment shall relieve the assigning party of its obligations hereunder.

14.  Notices
     _______

     (a) Any communications by either party to the other shall, unless otherwise provided herein, be sufficiently made if sent by post (by airmail where possible), postage paid, or by telegraph, telex or telefax transmission to the address hereinafter specified and shall, unless otherwise provided herein, be deemed to have been made to the other party on the day on which such communications ought to have been delivered in due course of postal, telegraphic, telex or telefax transmission.

     (b) Unless otherwise specified by not less than 15 days' notice in writing by the party in question, the address to which communications shall be sent shall be:

             To Fonetel:
      By mail:          Fonetel Global
                        Communications AB
                        Vastergatan 4
                        21121 Malmo, SWEDEN
      By telefax:       +46 40 660 0089

          In all cases
          marked:       "For the attention of
                         Mr. Chris Becker"

          To Telecom Finland:

          By mail:      Telecom Finland International
                        P.O. Box 140
                        Elimaenkatu 10
                        00511 Helsinki, FINLAND
          By telefax:   +358 2040 2659
          In all cases
          marked:       "For the attention of
                        Mr. Raimo Pontynen"

15.     Entire Agreement
        ________________

     This Agreement and the Annexes attached to this Agreement, represents the entire understanding between the parties in relation to the subject-matter hereof and supersedes all other agreements and representations made by either party, whether oral or written and this Agreement may only be modified if such modification is in writing and signed by a duly authorised representative of each party hereto.

16.  No Waiver
     _________

     No waiver by either party of any provision of this Agreement shall be binding unless made expressly and expressly confirmed in writing. Further, any such waiver shall relate only to such particular matter, non-compliance or breach as it expressly relates to and shall not apply to any subsequent or other matter, noncompliance or breach.

17. Law and Arbitration
    ___________________

    This Agreement and any matters hereto shall be governed by and construed in accordance with Finnish Law. Disputes arising from this Agreement are to be settled by arbitration. The arbitrators are to be appointed by the

    Board of Arbitration of the Central Chamber of Commerce of Finland and the Rules of the said Board are to be observed in arbitration procedure. The place of the arbitration shall be Helsinki.



IN WITNESS WHEREOF THIS AGREEMENT has been entered into the day and year first above written.


Signed for and on behalf of Telecom Finland Ltd.




/s/  Juhani Vienola                     /s/  Pekka Uusimaa
---------------------------------       -----------------------------------
Juhani Vienola                          Pekka Uusimaa

Date: ---------------------------


Signed for and on behalf of Fonetel Global Communications AB

/s/ Arne Dunhem
---------------------------------
Arne Dunhem

Date:----------------------------

                                    ANNEX

TELECOMMUNICATION SERVICE     INTERNATIONAL PUBLIC SWITCHED TELEPHONE SERVICE
                              between Sweden and Finland.

This Annex is attached to and incorporated into the International
Telecommunication Services Agreement made between Fonetel Global
Communications AB and Telecom Finland Ltd.

1.  Type of Service
    ---------------

     a) The following International Public Switched Telephone Services may be established under this Agreement from points in or reached via Sweden and from points in or reached via Finland:

           1.     International Direct Dial Service
           2.     International Telecommunications Transit Service


     b) Not all classes of traffic may be operational at the time of initial implementation of the service.

2. Periods of Service
   ------------------

   In principle, this service will be a 24 hour per day continuous facility.

3. Charges to the Public
   ---------------------

   Collection rates for the service covered by this Agreement shall be a national matter to be determined by each party, subject to appropriate governmental approvals as necessary.

4. Accounting Rates and Division of Revenues
   -----------------------------------------

     a) The accounting rates, which are based on C.C.I.T.T. recommendations and TEUREM principles, and division of revenue derived from the service between Sweden and Finland provided by the parties shall be those set out in the Addendum attached to this Agreement or as the parties may otherwise agree from time to time and incorporate in this Agreement.

     b)     A separate Addendum will cover transit working.

                                         ADDENDUM TO ANNEX 1
                                         regarding the INTERNATIONAL PUBLIC
                                         SWITCHED TELEPHONE SERVICE between
                                         Sweden and Finland

This Addendum is attached to and incorporated into Annex 1 of the International Telecommunication Services Agreement made between Fonetel Global Communications AB and Telecom Finland Ltd.

1.  Accounting Rate
    ---------------

     a)     The unit of Account will be the SDR (Special Drawing Right).

     b) The Accounting Rate shares will be defined according to the C.C.I.T.T. recommendations and principles.

2.  Currency of Settlement
    ----------------------

    The currency if settlement chosen by the creditor is:

    if Fonetel is creditor -              Swedish crowns (SEK)
    if Telecom Finland is creditor -      Finnish marks (FIM)

3.  Return of Traffic
    -----------------

     3.1. The traffic streams to Fonetel operator should normally be regarded as entirely separate and dimensioned to C.C.I.T.T. recommendations of a 1% busy hour grade of service.

     3.2. Telecom Finland International will start its return traffic to (Fonetel) earliest 12 months after the date (Fonetel) has started to send traffic to Telecom Finland International. However, return traffic will be only started if the share of (Fonetel) of the total traffic from (Sweden) to Finland is more than 5% (market share) and the total volume during the previous last 12 months has been more than 600,000 minutes.

     3.3. The calculation of the (Fonetel) market share should be based on the terminal traffic from (Fonetel) to Telecom Finland, comprising IDD traffic only.

6. Exchange of Information
   -----------------------

   To ensure effective implementation and operation of the service the parties may wish to exchange:

   a) appropriate sales and service implementation plans on an ongoing basis,

     b)    information on their respective collection rates as appropriate,

     c) details of the numbering scheme employed to access their public switched voice customers in the operating territory, and

     d) details of the service positions/facilities and how they may be accessed by the other party's service positions.

     Any of this information, which is not in the public domain, will be strictly confidential and shall not be disclosed to third parties, particularly those offering competitive service in either Sweden or Finland unless otherwise agreed in writing.

Signed for and on behalf of Telecom Finland Ltd.


/s/ Juhani Vienola                     /s/ Pekka Uusimaa
-------------------------------        -------------------------------------
Juhani Vienola                         Pekka Uusimaa

Date:--------------------------

Signed for and on behalf of Fonetel Global Communications AB


/s/  Arne Dunhem
------------------------------
Arne Dunhem

Date:--------------------------

     3.4. For the calculation of the return traffic a following formula is used:

          RTN =             A
               -----------------------------
               Total Telecom Finland traffic

          whereas RTN    =     Return portion of Telecom Finland International
                               to Fonetel
                    A     =    IDD traffic from Fonetel

4. Overdue Settlements
   -------------------

     Interest will be charged at the annual rate of 6% on a daily basis, on accounts still outstanding after the agreed settlement period. In this case interest will be charged from the date of receipt by the debtor of the quarterly settlement statement.


Signed for and on behalf of Telecom Finland Ltd.


/s/ Juhani Vienola                     /s/  Pekka Uusimaa
-------------------------------        -------------------------------------
Juhani Vienola                         Pekka Uusimaa

Date:--------------------------

Signed for and on behalf of Fonetel Global Communications AB


/s/  Arne Dunhem
------------------------------
Arne Dunhem

Date:--------------------------

                CONFIDENTIALITY AGREEMENT

This agreement is made by and between Fonetel Global Communications AB whose registered office is at Vastergatan 4, S-21121 Malmo, Sweden and Telecom Finland Limited of P.O. Box 140, Elimaenkatu 10, FIN-00511 Helsinki, Finland.

Whereas

     a) Fonetel Global Communications AB and Telecom Finland Limited wish and plan to disclose to each other Proprietary Information for the purpose of co-operation regarding the provision of Leased Line and Swiched Scrvices; and

     b) Each of the parties wish to protcet its own proprietary information so disclosed.

Now therefore it is agreed as follows:

1. Proprietary Information shall mean any technical or commercial information, including without limitation pricing, specifications, drawings, designs, knowhow and information disclosed between the parties which is in tangible or visible form and clearly marked or designated by the disclosing party as proprietary (or is communicated orally on a basis of confidentiality and subsequently presented in a tangible or visible form to the receiving party within a period of not more than 30 days of such communication, it being understood that such information shall be protected hereunder for the said 30 day period).

       All information provided by either party, identified as being Proprietary Information, shall be treated as confidential by the recipient and shall not be used otherwise than for the identified purpose and shall not be disclosed without the written consent of the disclosing party unless such information:

       2.1 is in, or later comes into, the public domain other than by breach of the foregoing paragraph; or

       2.2 is in the possession of the recipient, with the full right to disclose, prior to receiving it from the other party; or

       2.3 is independently received by the recipient from a third party with full right to disclose.

       If it should be necessary for the recipient to supply the Proprietary Information to third parties for purposes relating to the identified purpose, the recipient shall ensure that the provisions of this agreement are properly observed by the third party. No transfer of Proprietary Information shall take place to a third party without the prior written consent of the parties to this agreement.

     In the event that a party supplies Proprietary Information which it does not wish to be communicated to any potential third party, that party shall so advise the recipient who shall comply with that parties requirements in this respect.

2. The provisions of this agreement shall remain in force for a period of five years from the date of this agreement.

3. This agreement shall be govemed by and construed and take effect in accordance with the substantive Laws of Finland.

     In witness whereof the parties have caused tbis agreement to be duly executed the day and year first before written.


For and on behalf of Fonetel Global Communications AB


Signed       /s/ Arne Dunhem
             --------------------------------
Name         Arne Dunhem

Position    President & CEO

Date        -------------------------------


For and on behalf of Telecom Finland Limited



Signed       /s/ Pekka Uusimaa
             --------------------------------

Name         Pekka Uusimaa

Position     Director

Date         -----------------------------------